AMENDMENT TO
EMPLOYMENT AGREEMENT
This Amendment to Employment Agreement (this “Amendment”) is dated as of June 17, 2025 (the “Effective Date”) and is entered into by and between PriceSmart, Inc. (the “Company”) and Wayne Sadin (the “Executive”).
WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of July 1, 2023 and an Amendment to Employment Agreement, dated as of June 18, 2024 (the “Agreement”).

WHEREAS, the Company and the Executive desire to amend the Agreement to extend the term thereof by one (1) year; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.Amendment. Section 2 of the Agreement is deleted in its entirety and replaced with the following:

“2.    Term. This Agreement and the Executive’s employment pursuant to this Agreement shall begin on July 1, 2023 (the “Effective Date”) and end on the third anniversary of the Effective Date (the “Expiration Date”), unless terminated earlier by the Company or the Executive pursuant to Section 4 of this Agreement (the “Term”).”

2. 2.     Miscellaneous. Nothing in this Amendment shall constitute or be deemed to constitute an amendment of any provision of, or a waiver of the rights of any party under, the Agreement except as expressly set out in this Amendment. Except as specifically amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. Upon the execution hereof, this Amendment and the Agreement shall constitute one agreement. The term “Agreement” as used in the Agreement shall mean the Agreement as amended by this Amendment. Upon the execution and delivery of this Amendment by each of the parties named on this signature pages hereof, this Amendment shall be deemed to be in full force and effect, and the terms and conditions herein shall be legally binding on each party hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PRICESMART, INC.

By:    /s/ Francisco Velasco
Name:    Francisco Velasco
Title:    Executive Vice President – Chief Legal Officer, Chief Risk & Compliance Officer and Corporate Secretary
EXECUTIVE

/s/ Wayne Sadin_____________________________
Wayne Sadin

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